                                                                 Exhibit (g)(11)

                                AMENDMENT NO. III

                     To the Automatic Reinsurance Agreement

                                   Between the

                           IDS LIFE INSURANCE COMPANY

                                     And the

                          [name of reinsurance company]

Except as hereinafter specified, all the terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of October, 1985, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of January, 1989, Exhibit B, Reinsurance Premiums, is revised as attached.


IN WITNESS WHEREOF, the Company and the [name of reinsurance company] have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

                       IDS LIFE INSURANCE COMPANY

                       By /s/ Gerald D. Johnson          Underwriting Officer
                         -------------------------------       Title
                             Authorized officer

Attest:

By [ILLEGIBLE],             Director, Underwriting
  --------------------------         Title
       Authorized Officer

Date: 3/7/89

                                 [name of reinsurance company]
                                 By [signature]           [title]
                                       Authorized Officer               Title

                                     --------------------------------------

Attest:
By [signature]            [title]
       Authorized Officer                                 Title
Date: Mar 13, 1989
     ----------------------------

                              REINSURANCE PREMIUMS

I. A. 1)    Plans and Riders:  UL88 - 25
                               UL88 - 100
                               Variable UL
                               Other Insured Rider
                               Waiver of Monthly Deduction Rider

      2) Standard Reinsurance Risk Premiums: The reinsurance premium rates to be used for reinsurance ceded on the above plans and riders are the greater of:

            a)    the cost of insurance rates attached to this Exhibit B, or

            b)    the cost of insurance rates actually charged the insured,

            less the following percentage reductions:

                                                  Policy Year
                                                  -----------
                                     1                2-10              1l+
                                   -----              ----              ---
                  Nonsmoker     [percentage]      [percentage]     [percentage]
                  Smoker        [percentage]      [percentage]     [percentage]


   B.1)    Plans and Riders: Employer UL25
                             Employer UL100
                             Other Insured Rider
                             Waiver of Monthly Deduction Rider

      2) Standard Reinsurance Risk Premiums: The reinsurance premium rates to be used for reinsurance ceded on the above plans and riders are one-twelfth the greater of:

            a)    the cost of insurance rates attached to this Exhibit, or

            b)    the cost of insurance rates actually charged the insured,

            less the percentage reductions specified in Section A.1, above.

                                    EXHIBIT B

  C. 1)    Plan and Riders:  UL500
                             Other Insured Rider
                             Waiver of Monthly  Deduction Rider

      2) Standard Reinsurance Risk Premiums: The reinsurance premium rates to be used for reinsurance ceded on the above plan and riders are the greater of:

            a)    the cost of insurance rates attached to this Exhibit, or

            b)    the cost of insurance rates actually charged the insured,

            less the following percentage reductions:

                                                  Policy Year
                                                  ------------
                                        1             2-10            1l+
                                       ---           ------          -----
              Nonsmoker/Smoker    [percentage]    [percentage]    [percentage]

II. Multiple Table Substandard Reinsurance Risk Premiums: The percentage premium reductions specified in Section I, above shall apply to multiple table substandard premiums.

III.  Flat Extra Substandard Reinsurance Premiums:

            a) Permanent Flat Extra Premiums are ones assessed for more than [number] years. [name of reinsurance company] should receive its proportionate share of any such premiums less the percentage premium reductions specified in Section I, above.

            b) Temporary Flat Extra Premiums are ones assessed for [number] years or less. [name of reinsurance company] should receive its proportionate share of any such premiums less a [percentage] reduction in all policy years.

IV. Reinsurance Premiums For Policies Converted To The Above Plans: Any reinsurance in force with the [name of reinsurance company] on Policies converted to or reissued on the above plans shall be continued with the [name of reinsurance company]. The reinsured risk amount shall be determined as described in Article V following the conversion or reissue. The applicable reinsurance premiums will be determined as described in this Exhibit B, with age and duration measured from the date of issue of the original policy.

V. Recapture: Reinsurance ceded on these rates shall not be eligible for recapture before the tenth policy anniversary.


                              EXHIBIT B (Continued)

                           IDS LIFE INSURANCE COMPANY
                                     UL88-25
                                    UL88-100
                               Other Insured Rider

                         Monthly                                                  Monthly
              current    current    current     current               current     current    current    current
               M NS        M S       FE NS       FE S                   M NS        M S       FE NS       FE S
   age         rates      rates      rates       rates       age       rates       rates      rates      rates
    0
    1
    2
    3
    4
    5
    6
    7
    8
    9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50

                           IDS LIFE INSURANCE COMPANY
                             Variable Universal Life
                               Other Insured Rider

                         Monthly                                                  Monthly
              current    current    current     current               current     current    current    current
               M NS        M S       FE NS       FE S                   M NS        M S       FE NS       FE S
              VUL C01    VUL C01    VUL COI     VUL C01               VUL COI     VUL COI    VUL COI    VUL COI
   age         rates      rates      rates       rates       age       rates       rates      rates      rates
    0
    1
    2
    3
    4
    5
    6
    7
    8
    9
    10
    11
    12
    13
    14
    15
    16
    17
    18
    19
    20
    21
    22
    23
    24
    25
    26
    27
    28
    29
    30
    31
    32
    33
    34
    35
    36
    37
    38
    39
    40
    41
    42
    43
    44
    45
    46
    47
    48
    49
    50

                           IDS LIFE INSURANCE COMPANY
                                     EUL 100
                                     EUL 25
                                  Unisex Rates

--------------------------------------------------------------------------------------------------
          ANNUAL COST OF INSURANCE PER $1,000                ANNUAL COST OF INSURANCE PER $1,000
      --------------------------------------------------------------------------------------------
      STANDARD              NON-SMOKER                   STANDARD                NON-SMOKER
--------------------------------------------------------------------------------------------------
 Att.                                               Att.
 Age.     Rate    WMD         Rate     WMD          Age.      Rate    WMD         Rate     WMD
-------  ----------------   -------------------   -------- -----------------     -----------------
  0
  1
  2
  3
  4
-------  ----------------   -------------------   -------- -----------------     -----------------
  5
  6
  7
  8
  9
-------  ----------------   -------------------   -------- -----------------     -----------------
  10
  11
  12
  13
  14
-------  ----------------   -------------------   -------- -----------------     -----------------
  15
  16
  17
  18
  19
-------  ----------------   -------------------   -------- -----------------     -----------------
  20
  21
  22
  23
  24
-------  ----------------   -------------------   -------- -----------------     -----------------
  25
  26
  27
  28
  29
-------  ----------------   -------------------   -------- -----------------     -----------------
  30
  31
  32
  33
  34
-------  ----------------   -------------------   -------- -----------------     -----------------
  35
  36
  37
  38
  39
-------  ----------------   -------------------   -------- -----------------     -----------------
  40
  41
  42
  43
  44
-------  ----------------   -------------------   -------- -----------------     -----------------
  45
  46
  47
  48
  49
--------------------------------------------------------------------------------------------------

                           IDS LIFE INSURANCE COMPANY
                                     UL 500
                                     MONTHLY
                                CURRENT COI RATES

     AGE    MNS   MS     FNS   FS   AGE   MNS   MS    FNS      FS
      0
      1
      2
      3
      4
      5
      6
      7
      8
      9
     10
     11
     12
     13
     14
     15
     16
     17
     18
     19
     20
     21
     22
     23
     24
     25
     26
     27
     28
     29
     30
     31
     32
     33
     34
     35
     36
     37
     38
     39
     40
     41
     42
     43
     44
     45

                                     MONTHLY
                             WAIVER OF PREMIUM RATES

AGE          MNS            MS          FNS             FS
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59